Exhibit 4.1
SECOND AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT
     This Second Amendment to Seventh Amended and Restated Credit Agreement (this “Amendment”) is made as of this 7th day of December, 2007 by and among Developers Diversified Realty Corporation, a corporation organized under the laws of the State of Ohio, and DDR PR Ventures LLC, S.E. (collectively, the “Borrower”), JPMorgan Chase Bank, N.A., not individually, but as “Administrative Agent”, and the several banks, financial institutions and other entities from time to time parties to the Credit Agreement described below (the “Lenders”).
RECITALS
     A. Borrower, Administrative Agent, and the Lenders are parties to a Seventh Amended and Restated Credit Agreement dated as of June 29, 2006, as amended by First Amendment to Seventh Amended and Restated Credit Agreement dated as of March 30, 2007 (the “Credit Agreement”). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
     B. Borrower has requested changes to certain terms in the Credit Agreement as set forth herein and the Lenders have agreed to such changes.
     NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AMENDMENTS
     1. The foregoing recitals to this Amendment are incorporated into and made part of this Amendment.
     2. The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated to read as follows:
     “Consolidated Capitalization Value” means, as of any date, an amount equal to the sum of (i) Consolidated Cash Flow for the most recent period of two consecutive fiscal quarters for which the Borrower has reported results (excluding any portion of Consolidated Cash Flow attributable to: (A) Assets Under Development, (B) Acquisition Assets and (C) Mezzanine Debt Investments) multiplied by two, and divided by 0.0750, plus (ii) total gains on sales, net of expenses, of merchant building activities for the most recent period of four (4) consecutive fiscal quarters, divided by .1250, provided that the amount added to Consolidated Capitalization Value pursuant to this clause (ii) shall not exceed 5% of the total Consolidated Capitalization Value plus (iii) Acquisition Assets valued at the higher of their acquisition cost or capitalization value, such value to be calculated by dividing (x) the Net Operating Income for such Acquisition Assets for the most recent period of two (2) consecutive fiscal quarters for which the Borrower has reported results multiplied by two (2), by (y) .0750, provided that once an Acquisition Asset is valued by capitalizing Net Operating Income, that Acquisition Asset can no longer be valued using its acquisition cost.

     “Consolidated Market Value” means, as of any date, an amount equal to the sum of (a) the Consolidated Capitalization Value as of such date, plus (b) the value of Unrestricted Cash and Cash Equivalents, plus (c) the lesser of (i) the value of Assets Under Development, or (ii) ten percent (10%) of the Consolidated Capitalization Value plus (d) the lesser of (i) 100% of the then-current value under GAAP of all First Mortgage Receivables or (ii) five percent (5%) of the Consolidated Capitalization Value, plus (e) the lesser of (i) 100% of the then-current book value, as determined in accordance with GAAP, of Developable Land, or (ii) 5% of total Consolidated Capitalization Value plus (f) cash from like-kind exchanges on deposit with a qualified intermediary (provided that the amount included in Consolidated Market Value pursuant to this clause (f) shall not exceed 10% of the Consolidated Capitalization Value), plus (g) the value of Mezzanine Debt Investments that are not more than ninety (90) days past due determined in accordance with GAAP (provided that the amount included in Consolidated Market Value for Mezzanine Debt Investments pursuant to this clause (g) shall not exceed 7% of the Consolidated Capitalization Value).
     “First Mortgage Receivable” means any Indebtedness owing to a member of the Consolidated Group which is secured by a first-priority mortgage or deed of trust on commercial real estate having a value in excess of the amount of such Indebtedness and which has been designated by the Borrower as a “First Mortgage Receivable” in its most recent compliance certificate; provided, however, that (i) any such Indebtedness owed by an Investment Affiliate shall be reduced by the Consolidated Group Pro Rata Share of such Indebtedness, and (ii) any such Indebtedness owed by a member of the Consolidated Group shall be reduced by the Consolidated Group’s pro rata share of such Indebtedness.
     “Value of Unencumbered Assets” means, as of any date, the sum of:
     (A) the amount determined by dividing the Net Operating Income for each Project which is an Unencumbered Asset (excluding the Net Operating Income for any Acquisition Asset which is an Unencumbered Asset) as of such date for a calculation period which shall be either the immediately preceding two (2) full fiscal quarters or, if so requested by Borrower or the Administrative Agent, the one (1) immediately preceding full fiscal quarter and the then current partial quarter (in all cases as annualized) by 0.0750 (provided that not more than fifteen percent (15%) of the Value of Unencumbered Assets with respect to Projects shall be attributable to the value of those portions of Unencumbered Assets which are ground leased by Borrower or one of its Subsidiaries, as lessee, with a remaining term of less than 40 years including options, and provided further, that not more than fifteen percent (15%) of the Value of Unencumbered Assets shall be attributable to Unencumbered Assets not located in the United States or Puerto Rico), plus
     (B) cash from like-kind exchanges on deposit with a qualified intermediary, provided that the aggregate amount added to the Value of Unencumbered Assets under this clause (B) shall not exceed ten percent (10%) of the total Value of Unencumbered Assets, plus
     (C) the amount by which the value of Unrestricted Cash and Cash Equivalents exceeds $10,000,000, plus

     (D) the value of Assets Under Development which are Unencumbered Assets, provided that the aggregate amount added to Value of Unencumbered Assets under this clause (D) shall not exceed ten percent (10%) of the total Value of Unencumbered Assets, plus
     (E) the then-current value under GAAP of all First Mortgage Receivables (excluding the portion of any First Mortgage Receivable for which the ratio of the principal balance of the loan to the value of the Project securing repayment of such First Mortgage Receivable exceeds eighty-five percent (85%); provided, however, that such ratio shall be determined (i) by Borrower in good faith and (ii) at the time such First Mortgage Receivable is created) provided that the aggregate amount added to Value of Unencumbered Assets under this clause (E) shall not exceed ten percent (10%) of the total Value of Unencumbered Assets, plus
     (F) the then-current book value, as determined in accordance with GAAP, of Developable Land which is an Unencumbered Asset, provided that the aggregate amount added to the Value of Unencumbered Assets under this clause (F) shall not exceed five percent (5%) of the total Value of Unencumbered Assets, plus
     (G) the amount determined by taking seventy five percent (75%) of the amount of Management Fees received by the Borrower or a Wholly-Owned Subsidiary for a calculation period which shall be either the immediately preceding two (2) full fiscal quarters or, if so requested by Borrower or the Administrative Agent, the one (1) immediately preceding full fiscal quarter and the then current partial quarter (in all cases as annualized) and dividing such amount by 0.20, plus
     (H) the value of each Acquisition Asset that is an Unencumbered Asset determined in the same manner as is set forth in the definition of Consolidated Capitalization Value, plus
     (I) the value of Mezzanine Debt Investments that are not more than ninety (90) days past due determined in accordance with GAAP, provided that the aggregate amount added to Value of Unencumbered Assets under this clause (I) shall not exceed ten percent (10%) of the total Value of Unencumbered Assets.
At no time shall the aggregate amount added to Value of Unencumbered Assets under clauses (B), (D), (E), (F), (G) and (I) exceed twenty percent (20%) of the total Value of Unencumbered Assets, provided that such percentage may be up to twenty-three percent (23%) for up to two quarters during the term of the Facility. If a Project is no longer owned as of the date of determination, then no value shall be included from such Project.
     “Qualified Global Currency” means (a) Dollars (borrowed in New York City), and Sterling, Euros, Canadian dollars and Yen (borrowed in London), and (b) any other eurocurrency designated by the Borrower with the consent of the Administrative Agent and each Global Revolving Lender.
     3. The definitions of “Assets Under Development” and “Equity Value” in Section 1.1 of the Credit Agreement are amended by deleting the references to “0.0775” and inserting in lieu thereof “0.0750”.

     4. The following new definitions are hereby added to Section 1.1 of the Credit Agreement in alphabetical order:
     “Convertible Debt Accounting Guidance” means any rule, regulation, pronouncement or other guidance under GAAP in the United States, which specifically relates to the accounting for convertible debt instruments that may be settled in cash upon conversion, and requires that the accounting treatment of such instruments be modified to (i) bifurcate the instrument into an indebtedness and an equity component, (ii) value each component of the instrument separately, and (iii) recognize interest expense on the indebtedness component at a rate similar to a liability instrument that does not have an equity component (which effectively represents a non-cash adjustment to interest expense in excess of the stated interest rate on the instrument).
     “Mezzanine Debt Investments” mean any mezzanine or subordinated mortgage loans made by a member of the Consolidated Group to entities that own commercial real estate or to the members, partners, stockholders, etc. of such entities, which real estate has a value in excess of the aggregate amount of such mezzanine debt and any senior debt encumbering such real estate and which has been designated by the Borrower as a “Mezzanine Debt Investment” in its most recent compliance certificate; provided, however, that (i) any such Indebtedness owed by an Investment Affiliate shall be reduced by the Consolidated Group Pro Rata Share of such Indebtedness, and (ii) any such Indebtedness owed by a member of the Consolidated Group shall be reduced by the Consolidated Group’s pro rata share of such Indebtedness.
     5. The last grammatical paragraph of Section 2.1 of the Credit Agreement is hereby amended to read as follows:
     The Domestic Revolving Commitments and/or the Global Revolving Commitments may be increased from time to time by the addition of a new Lender or the increase of the Commitment of an existing Lender with the consent of only the Borrower, the Administrative Agent, and the new or existing Lender providing such additional Commitment so long as the Aggregate Commitment does not exceed $1,400,000,000 less any voluntary reductions pursuant to this Section 2.1. Such increases shall be evidenced by the execution and delivery of an Amendment Regarding Increase in the form of Exhibit K attached hereto by the Borrower, the Administrative Agent and the new Lender or existing Lender providing such additional Commitment, a copy of which shall be forwarded to each Lender by the Administrative Agent promptly after execution thereof. On the effective date of each such increase in the Domestic Revolving Commitments or Global Revolving Commitments, as the case may be, the Borrower and the Administrative Agent shall cause the new or existing Lenders providing such increase to hold its or their pro rata share of all ratable Borrowings outstanding at the close of business on such day for such Class, by either funding more than its or their pro rata share of new ratable Borrowings made on such date or purchasing shares of outstanding ratable Loans held by the other Lenders or a combination thereof. The Lenders agree to cooperate in any required sale and purchase of outstanding ratable Borrowings to achieve such result. Borrower agrees to pay all fees associated with the increase in the Aggregate Commitment including any amounts due under Section 3.4 in connection with any reallocation of Eurocurrency Borrowings. In no event will such new or existing Lenders providing the increase be required to fund or purchase a portion of any Competitive Bid Loan or Swingline Loan to comply with this Section on such date.

     6. Exhibit K to the Credit Agreement is hereby replaced with the Exhibit K attached hereto.
     7. Section 6.2 of the Credit Agreement is amended by inserting “, making Mezzanine Debt Investments” after “the repayment of Indebtedness”.
     8. Section 6.14 of the Credit Agreement is amended by inserting a new clause (iii) as follows:
     “(iii) Mezzanine Debt Investments;”
and renumbering the remaining clauses in Section 6.14.
     9. Section 6.18(vi) of the Credit Agreement is hereby amended to read as follows:
     (vi) the sum of (x) the Consolidated Group’s aggregate Investment in Developable Land, Passive Non-Real Estate Investments, First Mortgage Receivables, Assets Under Development, and Properties not located in the United States or Puerto Rico, plus (y) total gains on sales, net of expenses, of merchant building activities for the most recent period of four (4) consecutive fiscal quarters, divided by .1250, to exceed thirty percent (30%) of Consolidated Capitalization Value. Developable Land, Passive Non-Real Estate Investments and First Mortgage Receivables will be valued at the lower of acquisition cost or market value.
     10. Schedule 1 of the Credit Agreement is hereby deleted and replaced by the Schedule 1 attached to this Amendment. As provided in said Schedule 1, the aggregate amount of the Domestic Revolving Commitments as of the date hereof is $900,000,000 and the aggregate amount of the Global Revolving Commitments as of the date hereof is $300,000,000. Each party hereto agrees that so long as the total Commitment of a Lender stays the same, the Domestic Revolving Commitment and the Global Revolving Commitment of such Lender can be changed with the consent of only the Borrower, Administrative Agent, and the affected Lender, and upon any such change, Schedule 1 shall be deemed modified to reflect such change.
     11. Notwithstanding any provision contained in the Credit Agreement to the contrary, solely for purposes of calculating any financial covenant required hereunder, such calculation shall ignore the application of the Convertible Debt Accounting Guidance, if and to the extent otherwise applicable to Borrower’s financial statements.
     12. Borrower hereby represents and warrants that:
(a)	no Default or Unmatured Default exists under the Loan Documents;

(b)	the Loan Documents are in full force and effect and Borrower has no defenses or offsets to, or claims or counterclaims relating to, its obligations under the Loan Documents;

(c)	there has been no material adverse change in the financial condition of Borrower as shown in its September 30, 2007 financial statements;

(d)	Borrower has full corporate power and authority to execute this Amendment and no consents are required for such execution other than any consents which have already been obtained; and

(e)	all representations and warranties contained in Article 5 of the Credit Agreement are true and correct as of the date hereof and all references therein to “the date of this Agreement” shall refer to “the date of this Amendment.”
     13. Except as specifically modified hereby, the Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. All references in the Loan Documents to the “Credit Agreement” henceforth shall be deemed to refer to the Credit Agreement as amended by this Amendment.
     14. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks.
     15. This Amendment shall become effective when it has been executed by Borrower, Administrative Agent, and the Required Lenders, provided, however, that the change adding Canadian dollars to the definition of Qualified Global Currency shall become effective only when such change has been acknowledged by each of the Lenders in the Global Revolving Facility.
[Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the Borrower, the Required Lenders and the Administrative Agent have executed this Amendment as of the date first above written.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
By:	/s/ David E. Weiss
	Print Name:	David E. Weiss
	Title:	Senior Vice President

DDR PR VENTURES LLC, S.E.
By:	/s/ David E. Weiss
	Print Name:	David E. Weiss
	Title:	Senior Vice President

3300 Enterprise Parkway
Beachwood, Ohio 44122
Phone: 216/755-5775
Facsimile: 216/755-1775
Attention: Chief Financial Officer

with a copy to:

3300 Enterprise Parkway
Beachwood, Ohio 44122
Phone: 216/755-5650
Facsimile: 216/755-1560
Attention: General Counsel

JPMORGAN CHASE BANK, N.A., Individually and as Administrative Agent
By:	/s/ Kimberly Turner
	Print Name:	Kimberly Turner
	Title:	Executive Director

New York Administrative Office:

277 Park Avenue
Second Floor
New York, New York 10172
Phone: 212/622-8177
Facsimile: 646/534-0574
Attention: Kimberly Turner

London Administrative Office:

125 London Wall
London EC2Y 5AJ
Attention of Agency Department

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

JPMORGAN CHASE BANK, N.A.
By:	/s/ Kimberly Turner
	Print Name:	Kimberly Turner
	Title:	Executive Director

BANK OF AMERICA, N.A., Individually and as Syndication Agent
By:	/s/ Michael W. Edwards
	Print Name:	Michael W. Edwards
	Title:	Senior Vice President

231 South LaSalle Street Chicago, IL 60604 Phone: 312/828-5215 Facsimile: 312/974-4970 Attention: Michael W. Edwards

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

BANK OF AMERICA, N.A.
By:	/s/ Michael W. Edwards
	Print Name:	Michael W. Edwards
	Title:	Senior Vice President

EUROHYPO AG, NEW YORK BRANCH Individually and as Documentation Agent
By:	/s/ David Sarner
	Print Name:	David Sarner
	Title:	Director

and by:
By:	/s/ Stephen Cox
	Print Name:	Stephen Cox
	Title:	Director

Eurohypo AG, New York Branch
1114 Avenue of the Americas
New York, NY 10036
Attention: Head of Portfolio Operations

With a copy to:

Head of Legal Department
Eurohypo AG, New York Branch
1114 Avenue of the Americas
29th Floor
New York, NY 10036
Phone: (212) 479-5700
Fax: (866) 267-7680

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

EUROHYPO AG, NEW YORK BRANCH
By:	/s/ David Sarner
	Print Name:	David Sarner
	Title:	Director

By:	/s/ Stephen Cox
	Print Name:	Stephen Cox
	Title:	Director

WACHOVIA BANK, National Association, Individually and as Documentation Agent
By:	/s/ Cynthia A. Bean
	Print Name:	Cynthia A. Bean
	Title:	Vice President

Mail Code NC-0172, 16th Floor 301 S. College Street Charlotte, NC 28288 Phone: 704/383-7534 Facsimile: 704/383-6205 Attention: Cynthia A. Bean

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

WACHOVIA BANK, National Association
By:	/s/ Cynthia A. Bean
	Print Name:	Cynthia A. Bean
	Title:	Vice President

WELLS FARGO BANK, N.A., Real Estate Finance Group, Individually and as Documentation Agent
By:	/s/ Scott Solis
	Print Name:	Scott Solis
	Title:	Senior Vice President
123 North Wacker Drive Suite 1900 Chicago, IL 60606 Phone: 312-269-4818 Facsimile: 312-782-0969 Attention: Mr. Scott Solis

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

WELLS FARGO BANK, N.A.
By:	/s/ Scott S. Solis
	Print Name:	Scott S. Solis
	Title:	Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION Individually and as Senior Managing Agent
By:	/s/ Michael W. Edwards
	Print Name:	Michael W. Edwards
	Title:	Senior Vice President
231 South LaSalle Street Chicago, IL 60604 Phone: 312/828-5215 Facsimile: 312/974-4970 Attention: Michael W. Edwards

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

LASALLE BANK NATIONAL ASSOCIATION
By:	/s/ Michael W. Edwards
	Print Name:	Michael W. Edwards
	Title:	Senior Vice President

US BANK N.A., Individually and as Senior Managing Agent
By:	/s/ Mark H. Oldfield
	Print Name:	Mark H. Oldfield
	Title:	Vice President
1350 Euclid Avenue Cleveland, OH 44115 Phone: 216-623-9299 Facsimile: 216-241-0164 Attention: Mr. Mark H. Oldfield

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

US BANK N.A.
By:	/s/ Mark H. Oldfield
	Print Name:	Mark H. Oldfield
	Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH Individually and as Managing Agent
By:	/s/ J.T. Johnston Coe
	Print Name:	J.T. Johnston Coe
	Title:	Managing Director

By:	/s/ Joanna Soliman
	Print Name:	Joanna Soliman
	Title:	Assistant Vice President
200 Crescent Court Suite 550 Dallas, Texas 75201 Phone: 214-740-7913 Facsimile: 214-740-7910 Attention: Gerry Dupont

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

DEUTSCHE BANK AG, NEW YORK BRANCH
By:	/s/ J.T. Johnston Coe
	Print Name:	J.T. Johnston Coe
	Title:	Managing Director
[Signature Page to Second Amendment to the DDR Amended and Restated Credit Agreement dated as of March 30, 2007]

ING REAL ESTATE FINANCE (USA) LLC Individually and as Managing Agent
By:	/s/ Michael E. Shields
	Print Name:	Michael E. Shields
	Title:	Director

230 Park Avenue New York, NY 10169 Attention: Michael E. Shields
ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

ING REAL ESTATE FINANCE (USA) LLC
By:	/s/ Michael E. Shields
	Print Name:	Michael E. Shields
	Title:	Director

MIZUHO CORPORATE BANK, LTD. Individually and as Managing Agent
By:	/s/ Noel Purcell
	Print Name:	Noel Purcell
	Title:	Authorized Signatory
1251 Avenue of the Americas New York, NY 10020 Telephone: 212-282-3175 Facsimile: 212-282-4488/4489 Attention: Yasuo Imaizumi

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

MIZUHO CORPORATE BANK, LTD.
By:	/s/ Noel Purcell
	Print Name:	Noel Purcell
	Title:	Authorized Signatory

MORGAN STANLEY BANK Individually and as Managing Agent
By:	/s/ Daniel Twenge
	Print Name:	Daniel Twenge
	Title:	Authorized Signatory
1633 Broadway 25th Floor New York, NY 10019 Phone: 212-537-1532/ 2484 Facsimile: 212-537-1867 / 1866 Attention: Daniel Twenge

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

MORGAN STANLEY BANK
By:	/s/ Daniel Twenge
	Print Name:	Daniel Twenge
	Title:	Authorized Signatory

THE BANK NEW YORK Individually and as Managing Agent
By:	/s/ Rick Laudisi
	Print Name:	Rick Laudisi
	Title:	Managing Director
One Wall Street 21st Floor New York, NY 10286 Phone: 212-635-7621 Facsimile: 212-809-9526 Attention: Rick Laudisi

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

THE BANK NEW YORK
By:	/s/ Rick Laudisi
	Print Name:	Rick Laudisi
	Title:	Managing Director

THE BANK OF NOVA SCOTIA Individually and as Managing Agent
By:	/s/ Robert Boese
	Print Name:	Robert Boese
	Title:	Managing Director
One Liberty Plaza, 25th Floor New York, NY 10006 Phone: 212-225-5167 Facsimile: 212-225-5166 Attention: Mr. Robert Boese

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

THE BANK OF NOVA SCOTIA
By:	/s/ Robert Boese
	Print Name:	Robert Boese
	Title:	Managing Director

UBS LOAN FINANCE LLC Individually and as Managing Agent
By:	/s/ Irja R. Otsa
	Print Name:	Irja R. Otsa
	Title:	Associate Director

and by:
By:	/s/ Mary E. Evans
	Print Name:	Mary E. Evans
	Title:	Associate Director
677 Washington Blvd. Stamford, CT 06901 Phone: 203-719-0678 Facsimile: 203-719-3888 Attention: Iris Choi

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

UBS LOAN FINANCE LLC
By:	/s/ Irja R. Otsa
	Print Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services, US

By:	/s/ Mary E. Evans
	Print Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services, US

REGIONS BANK, successor by merger to Amsouth Bank Individually and as Co-Agent
By:	/s/ Lori A. Chambers
	Print Name:	Lori A. Chambers
	Title:	Vice President
1900 Fifth Avenue North Region Center 15 Birmingham, AL 35203 Phone: 205-326-5465 Facsimile: 205-326-4075 Attention: Lori A. Chambers

KEYBANK NATIONAL ASSOCIATION Individually and as Co-Agent
By:	/s/ Joshua Mayers
	Print Name:	Joshua Mayers
	Title:	Vice President
127 Public Square 8th Floor Cleveland, OH 44114 Phone: 216-689-0213 Facsimile: 216-689-5819 Attention: Joshua Mayers

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

KEYBANK NATIONAL ASSOCIATION
By:	/s/ Joshua K. Mayers
	Print Name:	Joshua K. Mayers
	Title:	Vice President

PNC BANK, N.A. Individually and as Co-Agent
By:	/s/ Richard B. Trzybinski
	Print Name:	Richard B. Trzybinski
	Title:	Vice President
201 East Fifth Street Cincinnati, OH 45202 Phone: 513-651-8939 Facsimile: 513-651-8931 Attention: Richard B. Trzybinski

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.
PNC BANK, N.A.

By:	/s/ Richard B. Trzybinski
	Print Name:	Richard B. Trzybinski
	Title:	Vice President

SOVEREIGN BANK Individually and as Co-Agent
By:	/s/ T. Gregory Donohue
	Print Name:	T. Gregory Donohue
	Title:	Senior Vice President

75 State Street Boston, MA 02109 Telephone: 617-757-5578 Facsimile: 617-757-5652 Attention: T. Gregory Donohue

SUNTRUST BANK Individually and as Co-Agent
By:	/s/ Gregory T. Horstman
	Print Name:	Gregory T. Horstman
	Title:	Senior Vice President

8330 Boone Boulevard 8th Floor Vienna, VA 22182 Phone: 703-442-1557 Facsimile: 703-442-1570 Attention: Mr. Gregory T. Horstman

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

SUNTRUST BANK
By:	/s/ Gregory T. Horstman
	Print Name:	Gregory T. Horstman
	Title:	Senior Vice President

RBS CITIZENS, NATIONAL ASSOCIATION D/B/A CHARTER ONE Individually and as Co-Agent
By:	/s/ Michael Kauffman
	Print Name:	Michael Kauffman
	Title:	Vice President

1215 Superior Ave– OHS 675 Cleveland, OH 44114 Phone: 216-277-0388 Facsimile: 216-277-4607

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

RBS CITIZENS, NATIONAL ASSOCIATION D/B/A CHARTER ONE
By:	/s/ Michael Kauffman
	Print Name:	Michael Kauffman
	Title:	Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By:	/s/ James T. Taylor
	Print Name:	James T. Taylor
	Title:	Vice President

1251 Avenue of the Americas New York, NY 10020 Telephone: 212-782-4116 Facsimile: 212-782-6442 Attention Mr. James T. Taylor

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By:	/s/ James T. Taylor
	Print Name:	James T. Taylor
	Title:	Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY
By:	/s/ David J. Ladori
	Print Name:	David J. Ladori
	Title:	Assistant Vice President
One Fountain Plaza 12th Floor Buffalo, NY 14203-1495 Telephone: 716-848-3785 Facsimile: 716-848-7318 Attention David J. Ladori

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

MANUFACTURERS AND TRADERS TRUST COMPANY
By:	/s/ David J. Ladori
	Print Name:	David J. Ladori
	Title:	Assistant Vice President

NOMURA FUNDING FACILITY CORPORATION LTD.
By:
	Print Name:	Mark Brown
	Title:	Authorized Agent
International House 3 Harbourmaster Place 1FSC Dublin 1, Ireland Telephone: 3531 6360050 Facsimile: 3531 6700860 Attention: Michael Delaney

THE HUNTINGTON NATIONAL BANK
By:	/s/ Ryan J. Terrano
	Print Name:	Ryan J. Terrano
	Title:	Vice-President
917 Euclid Avenue, CM17 Cleveland, OH 44115 Phone: 216-515-0683 Facsimile: 216-515-6369 Attention: Ryan J. Terrano

BANCO POPULAR DE PUERTO RICO, NEW YORK BRANCH
By:	/s/ Hector J. Gonzalez
Print Name: Hector J. Gonzalez
Title: Vice President

7 West 51st Street New York, NY 10019 Telephone: 212-445-1988 Facsimile: 212-245-4677 Attention: Mr. Hector J. Gonzalez

CITICORP NORTH AMERICA, INC.
By:	/s/ Ricardo James
	Print Name:	Ricardo James
	Title:	Vice President

390 Greenwich Street, Floor 1 New York, NY 10013 Phone: 212-723-9647 Facsimile: 646-291-5996 Attention: Ricardo James

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

CITICORP NORTH AMERICA, INC.
By:	/s/ Ricardo James
	Print Name:	Ricardo James
	Title:	Vice President

COMERICA BANK
By:	/s/ James Graycheck
	Print Name:	James Graycheck
	Title:	VP
500 Woodward Avenue MC 3256 Detroit, MI 48226 Telephone: 313-222-1276 Facsimile: 313-222-9295 Attention: Mr. James Graycheck

LEHMAN COMMERCIAL PAPER INC.
By:	/s/ Janine M. Shugan
	Print Name:	Janine M. Shugan
	Title:	Authorized Signatory
745 Seventh Avenue 5th Floor New York, NY 10019 Telephone: (212) 526-8625 Facsimile: (917) 552-0139 Attention: Janine Shugan

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

LEHMAN COMMERCIAL PAPER INC.
By:	/s/ Janine M. Shugan
	Print Name:	Janine M. Shugan
	Title:	Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ David A. Buck
	Print Name:	David A. Buck
	Title:	Senior Vice President
277 Park Avenue New York, NY 10172 Phone: 212-224-4178 Facsimile: 212-224-4887 Attention: Mr. Charles J. Sullivan

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ David A. Buck
	Print Name:	David A. Buck
	Title:	Senior Vice President

THE NORTHERN TRUST COMPANY
By:	/s/ Robert Wiarda
	Print Name:	Robert Wiarda
	Title:	Vice President

50 South LaSalle Street, 2nd Floor Chicago, IL 60675 Phone: 312-444-3380 Facsimile: 312-444-7028 Attention: Mr. Robert Wiarda

ACKNOWLEDGEMENT:
     The undersigned hereby acknowledges and agrees to the addition of Canadian dollars to the definition of Qualified Global Currency under the Facility.

THE NORTHERN TRUST COMPANY
By:	/s/ Robert W. Wiarda
	Print Name:	Robert W. Wiarda
	Title:	Vice President

COMPASS BANK
By:	/s/ John Reichenbach
	Print Name:	John Reichenbach
	Title:	Executive Vice President

8080 N. Central Expressway Suite 370 Dallas, TX 75206 Phone: 214-706-8005 Facsimile: 214-890-8668 Attention: John Reichenbach

FIRST TENNESSEE BANK NATIONAL ASSOCIATION
By:	/s/ Greg Cullum
	Print Name:	Greg Cullum
	Title:	Senior Vice President

701 Market Street Chattanooga, TN 37402 Phone: 423-757-4272 Facsimile: 423-757-4040 Attention: Greg Cullum